UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2016 (November 8, 2016)

AMERICAN EDUCATION CENTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-201029	38-3941544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY, 10005
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (212) 825-0437

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange Agreement

On November 8, 2016, a certain share exchange agreement (the “Share Exchange Agreement”) was entered into by and among the registrant, American Education Center Inc., a Nevada corporation (the “Acquiror Company” ), AEC Southern Management Co., LTD, a company formed pursuant to the laws of England and Wales (the “Acquiree Company” ), Ye Tian (“Tian”), Rongxia Wang (“Wang”) (Tian and Wang are the owners of record of 100% of Acquiree Company) and Yangying Zou (“Zou”) , concerning the following matters. Tian, Wang and Zou are referred hereinafter collectively as Shareholders and each, a Shareholder.

Share Exchange Transaction

Pursuant to the Share Exchange Agreement, Tian and Wang transferred 10,000 shares of ordinary shares representing 100% of the issued and outstanding ordinary shares of Acquiree Company, in exchange for an aggregate of 1,500,000 shares of Acquiror Company’s common stock (the “Acquiror Company Exchange Shares”) . The transaction described in this paragraph herein is referred hereinafter as the Share Exchange Transaction which was closed on the same day (the “Closing Date”).

As a result, the Acquiror Company issued, on Closing Date, an aggregate of 1,500,000 shares of Acquiror Company’s common stock, with 750,000 shares to each of Tian and Wang, pursuant to the Share Exchange Agreement.

Service Engagement

In connection with the Share Exchange Transaction, effective immediately, the Acquiror Company engaged Zou to serve as the chief executive officer of Acquiree Company.

As consideration for services to be provided by Zou as chief executive officer of Acquiree Company following the Closing Date, the Acquiror Company issued to Zou 1,500,000 shares of Acquiror Company’s common stock on the Closing Date.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Report is incorporated herein by reference in response to this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. Upon closing of the above-referenced Share Exchange Transaction and Service Engagement, all of the securities to be issued pursuant to the Share Exchange Agreement will be offered and issued in reliance upon the exemption from registration pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

10.1	Share Exchange Agreement dated Nov 8, 2016 by and among American Education Center Inc., AEC Southern Management Co., LTD., Ye Tian, Rongxia Wang, and Yangying Zou.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: November 14, 2016
	By:	/s/ Jay F. McKeage
	Name:	Jay F. McKeage
	Title:	Chief Executive Officer